Financial risk management and fair value measurement	12 Months Ended
Aug. 31, 2025
Financial risk management and fair value measurement
Financial risk management and fair value measurement

28. Financial risk management and fair value measurement

Fair value measurement and hierarchy

The fair value measurement of the Company’s financial and non-financial assets and liabilities utilizes market observable inputs and data as far as possible. Inputs used in determining fair value measurements are categorized into different levels based on how observable the inputs used in the valuation technique utilized are (the “fair value hierarchy”):

a.Level 1: Quoted prices in active markets for identical items (unadjusted);

b.Level 2: Observable direct or indirect inputs other than Level 1 inputs; and

c.Level 3: Unobservable inputs (i.e., not derived from market data).

The classification of an item into the above levels is based on the lowest level of the inputs used that has a significant effect on the fair value measurement of the item. Transfers of items between levels are recognized in the period they occur.

The carrying amount of trade and other receivables, advances from related parties, floor plan financing and trade and other payables are assumed to approximate their fair value due to their short-term nature.

The fair value of long-term financial liabilities is estimated by discounting the remaining contractual maturities at the current market interest rate that is available for similar financial liabilities.

Classified as Level 3, the fair value of Debentures was estimated using the partial differential equation model to value convertible debentures that include a call feature. Key assumptions used in the model include volatility, which was based on actual trading data, difference in volatility since initial issuance of the instrument and similar instruments on the market, and credit spread, which was based on corporate bond yield spreads in the market and credit spread data for similar public companies. The model included a fair value adjustment based on an initial calibration exercise. During the fiscal year ended August 31, 2023, the Company recorded an impairment loss on the Debentures based on the estimated recoverable amount of the financial asset (note 10).

The fair value of the derivative liabilities related to the warrants issued is classified as Level 3 in the fair value hierarchy and is calculated using the Black-Scholes Option Pricing Model using the historical volatility of comparable companies as an estimate of future volatility. As at August 31, 2025, the Company used volatility of approximately 75% to 101% over the remaining contractual life in order to determine the fair value of the derivative liabilities.

The fair value of the derivative liabilities related to the Series A and B Convertible Preferred Shares is classified as Level 3 in the fair value hierarchy and is calculated using the Monte Carlo simulation run under the Geometric Brownian Motion model. The significant input assumptions into the model for each valuation date include the starting share price, a 70% volatility applied to the Series A and Series B Convertible Preferred Shares as at the issuance date, a 75% volatility applied to the Series A and Series B Convertible Preferred Shares as at August 31, 2025 and a risk-free rate based on the U.S. treasury rates matching the duration of each component of the Series A and Series B Convertible Preferred Shares.

The fair value of the derivative liabilities related to the Initial, Subsequent, and Real Estate Notes issued or issuable as consideration with respect to the NVG acquisition is classified as Level 3 in the fair value hierarchy (notes 6 and 20). Each of the three NVG-related convertible notes contains an embedded conversion feature that is required to be measured at fair value. These values are sensitive to changes in the Company’s share price, expected volatility, credit risk, and, in the case of the Subsequent Note, a 50% probability of issuance. The sharp decline in the Company’s share price between the Acquisition Date and year-end resulted in a meaningful reduction in the fair value of these embedded derivatives during the year.

Financial risk management

The Company is exposed to risks that arise from its use of financial instruments. This note describes the Company’s objectives, policies and processes for managing those risks and the methods used to measure them.

[a]	Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Company. The Company has a strict code of credit, including obtaining instalment payments, obtaining agency credit information and setting appropriate credit limits. The maximum exposure to credit risk at the reporting date, is the carrying amount of financial assets. The Company does not hold any collateral.

Credit risk related with the Debentures is reflected in the fair value of the instrument (note 10).

Trade and other receivables are generally written off when there is no reasonable expectation of recovery. Indicators of this include the failure for a debtor to engage in a repayment plan, no active enforcement activity and a failure to make contractual payments.

[b]	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting its financial obligations as they fall due. The Company is exposed to liquidity risk primarily from its trade and other payables, advances from related parties, floor plan financing and long-term debt.

	Contractual	Less than
	cash flows	one year	1-5 years
August 31, 2025	$	$	$
Trade and other payables	8,607,790	8,607,790	—
Floor plan financing	32,511,664	32,511,664	—
Long-term debt	2,030,995	657,110	1,373,885
Purchase consideration payable to related party	5,048,506	—	5,048,506
	48,198,955	41,776,564	6,422,391

	Contractual	Less than
	cash flows	one year	1-5 years
August 31, 2024	$	$	$
Trade and other payables	3,333,858	3,333,858	—
Advances from related parties	62,721	62,721	—
Long-term debt	339,960	75,159	264,801
	3,736,539	3,471,738	264,801

[c]	Interest rate risk

The Company is exposed to interest rate risk on its variable rate bank indebtedness and variable and fixed rate long-term debt. Fixed-rate borrowings expose the Company to fair value risk while variable rate borrowings expose the Company to cash flow risk.

[d]	Foreign exchange risk

Foreign exchange risk is the risk that future cash flows or fair value of a financial instrument will fluctuate due to changes in foreign exchange rates.

The Company is exposed to transactional foreign currency risk to the extent that there is a mismatch between the currencies in which sales, purchases, receivables and borrowings are denominated and the respective functional currencies of the Company and its subsidiaries.

The Company has certain financial assets and liabilities denominated in Canadian dollars. The U.S. dollar equivalent carrying amounts of these assets and liabilities are as follows:

	2025	2024
	$	$
Cash and cash equivalents	48,621	18,545
Trade and other receivables	60,052	75,609
Trade and other payables	463,604	980,061
Long-term debt	189,865	339,960

Sensitivity

A reasonably possible 5% strengthening (weakening) of the Canadian dollar against the U.S. Dollar at the reporting date would have increased (decreased) net loss and other comprehensive loss by the amounts shown below. This analysis assumes that all other variables remain constant.

	Net Loss		Other Comprehensive Income
	+5%	-5%	+5%	-5%
	$	$	$	$
August 31, 2025	439,556	(439,556)	(1,728,309)	1,728,309